Net Loss per Share - Schedule of Earnings Per Share, Basic and Diluted (Detail) - USD ($) $ / shares in Units, $ in Thousands	2 Months Ended	3 Months Ended	11 Months Ended
	Mar. 31, 2020	Mar. 31, 2021	Dec. 31, 2020
Earnings Per Share, Basic, by Common Class, Including Two Class Method [Line Items]
Net loss attributable to Hyzon	$ (124)	$ (8,147)	$ (14,271)
Weighted average shares outstanding	83,750,000	93,793,115	86,145,594
Earnings per common share - basic and diluted	$ 0.00	$ (0.09)	$ (0.17)